SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 23, 2005


                             Northwest Bancorp, Inc.
                             -----------------------
             (Exact name of registrant as specified in its charter)


       United States                    0-23817                   23-2900888
----------------------------      ---------------------      -------------------
(State or other jurisdiction      (Commission File No.)       (I.R.S. Employer
      of incorporation)                                      Identification No.)


                                301 Second Avenue
                               Warren, Pennsylvania                   16365
                      (Address of principal executive office)       (Zip code)

Registrant's telephone number, including area code:  (814) 726-2140
                                                     --------------



                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)
____ Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)
____ Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))
____ Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01      Other Events
               ------------

               On  May  23,  2005,   Northwest   Bancorp,   Inc.  completed  the
               consolidation of its subsidiaries, Jamestown Savings Bank into Northwest Savings Bank.

Item 9.01      Financial Statements and Exhibits
               ---------------------------------

               (a)  Not applicable

               (b)  Not applicable

               (c)  Exhibits

                    Exhibit No.               Description
                    -----------               -----------
                    99.1                      Press release dated May 23, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                              NORTHWEST BANCORP, INC.


DATE:  May 23, 2005                      By:  /s/ William W. Harvey, Jr.
       -----------------------                ----------------------------------
                                              William W. Harvey, Jr.
                                              Senior Vice President, Finance and
                                              Chief Financial Officer

                                  EXHIBIT 99.1

                    PRESS RELEASE OF NORTHWEST BANCORP, INC.